EXHIBIT 10.1

DISCHARGE AND SATISFACTION OF INDEBTEDNESS

This Discharge and Satisfaction of Indebtedness Agreement (the “Agreement”) is made and entered into as of the 29th day of December 2016 by and between Mix 1 Life, Inc., a Nevada corporation (“Borrower”), and Spyglass Capital Partners, LLC and its registered assigns (“Holder”).

Reference is made to the 7.5% Senior Secured Convertible Debenture Due March 10, 2017 (the “Debenture”), originally issued on March 10, 2015, by and between Borrower and Holder. Unless otherwise specified, capitalized terms used herein have the meaning assigned to them in the Debenture.

RECITALS

WHEREAS, pursuant to the Debenture, Borrower promised to pay Holder the principal sum of $1,600,000.00 USD on March 10, 2017, plus accrued interest as specified in the Debenture; and

WHEREAS, Borrower secured its payment obligation under the Debenture by certain assets of the Borrower as specified in the Debenture; and

WHEREAS, Borrower desires to prepay the entire principal balance of the loan evidenced by the Debenture, plus accrued and unpaid interest, prior to the maturity thereof by adjusting the Conversion Price specified in the Debenture, in return for which Holder has agreed to discount the amount required to discharge and satisfy all amounts due and payable under the Debenture, and to release the security pledged therefor.

NOW THEREFORE, in consideration of the payments by Borrower to Holder described herein, the covenants and agreements of the parties in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.

In consideration for the payment by Borrower to Holder of $1,600,000.00 USD, effected through the conversion of the Debenture into 1,230,770 of common shares of Borrower, representing a Conversion Price of $1.30 per share, in full satisfaction and discharge of the outstanding principal balance and the interest on the outstanding principal balance of the Debenture through the date hereof, Holder discharges, releases, forgives, and considers fully paid all of Borrower’s obligations under the Debenture, and the Debenture and the Security Agreement evidencing the security interest securing payment thereof, shall thereupon be null and void and of no further force or effect.

2.

Holder agrees promptly to file, or cause to be filed, termination statements respecting its security interest in the assets of the Borrower in each jurisdiction in which Holder filed statements perfecting its security interest in the assets of the Borrower in connection with the Debenture, and to take such further actions, and to execute, acknowledge, seal and deliver any and all documents or instruments necessary or appropriate to discharge any interest it has or may claim in the assets of the Borrower, and consents to the filing of this Agreement with any U.S. federal, state, or local governmental authority that Borrower deems necessary or appropriate. Holder hereby authorizes the filing of any UCC-3 termination statements necessary to terminate Holder’s security interest in the assets of the Borrower in connection with the Debenture.

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3.	This Agreement may be executed in counterparts which, taken together, shall constitute one original. This Agreement shall be governed in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the parties have executed this Discharge and Satisfaction of Indebtedness as of the date first written above.

MIX 1 LIFE, INC.		SPYGLASS CAPITAL PARTNERS, LLC

	/s/ Jerry Dellaportas		/s/ Eric Reinhard
By:	Jerry Dellaportas	By:	Eric Reinhard
Title:	Chief Executive Officer	Title:	CEO and General Partner

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ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 7.5% Senior Secured Convertible Debenture due March 10, 2017 of Mix 1 Life Inc., a Nevada corporation (the “Company”), into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of this Debenture, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:	$1.30 per share

Date to Effect Conversion:	12/19/2016

Principal Amount of Debenture to be Converted:	$1,600,000

Number of shares of Common Stock to be issued:	1,230,770

Name:	Spyglass Capital Partners, LLC

Signature:	/s/ Eric Reinhard
By:	Eric Reinhard
Title:	CEO and General Manager

Address for Delivery of Common Stock Certificates:

Spyglass Capital Partners

c/o Eric Reinhard

27 Main Street, Suite 302A

Edwards, CO 81632

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Schedule 1

CONVERSION SCHEDULE

The 7.5% Senior Secured Convertible Debentures due on March 10, 2017 in the original Principal amount of $1,600,000.00 is issued by Mix 1 Life Inc., a Nevada corporation. This Conversion Schedule reflects conversions made under Section 4 of the above referenced Debenture.

Dated: ___________________________

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

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Schedule 2

WARRANT COVERAGE

Mix 1 Life, Inc. hereby grants warrant coverage to the 7.5% Senior Secured Convertible Debenture due March 10, 2017 of Mix 1 Life Inc., a Nevada corporation (the “Company”), on a 1:1 basis (1,230,770 shares) This warrant coverage will remain in effect from the date of this agreement until 3 years after the date of this agreement. The strike price for these warrants will be $1.30 per share and will convert into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The warrant holder must notify the Company in writing of their intent to exercise the warrant 30 days prior to the exercise date.

Date: 12/29/2016	By:	/s/ Jerry Delaportas
Jerry Delaportas, CEO

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DISCHARGE AND SATISFACTION OF INDEBTEDNESS

 This Discharge and Satisfaction of Indebtedness Agreement (the “Agreement”) is made and entered into as of the 29th day of December 2016 by and between Mix 1 Life, Inc., a Nevada corporation (“Borrower”), and Spyglass Capital Partners, LLC II and its registered assigns (“Holder”).

Reference is made to the 7.5% Senior Secured Convertible Debenture Due March 10, 2017 (the “Debenture”), originally issued on March 10, 2015, by and between Borrower and Holder. Unless otherwise specified, capitalized terms used herein have the meaning assigned to them in the Debenture.

RECITALS

WHEREAS, pursuant to the Debenture, Borrower promised to pay Holder the principal sum of $710,000.00 USD on March 10, 2017, plus accrued interest as specified in the Debenture; and

WHEREAS, Borrower secured its payment obligation under the Debenture by certain assets of the Borrower as specified in the Debenture; and

WHEREAS, Borrower desires to pay the entire principal balance of the loan evidenced by the Debenture, plus accrued and unpaid interest, prior to the maturity thereof by adjusting the Conversion Price specified in the Debenture, in return for which Holder has agreed to discount the amount required to discharge and satisfy all amounts due and payable under the Debenture, and to release the security pledged therefor.

NOW THEREFORE, in consideration of the payments by Borrower to Holder described herein, the covenants and agreements of the parties in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.

In consideration for the payment by Borrower to Holder of $710,000.00 USD, effected through the conversion of the Debenture into 546,154 of common shares of Borrower, representing a Conversion Price of $1.30 per share, in full satisfaction and discharge of the outstanding principal balance and the interest on the outstanding principal balance of the Debenture through the date hereof, Holder discharges, releases, forgives, and considers fully paid all of Borrower’s obligations under the Debenture, and the Debenture and the Security Agreement evidencing the security interest securing payment thereof, shall thereupon be null and void and of no further force or effect.

2.

Holder agrees promptly to file, or cause to be filed, termination statements respecting its security interest in the assets of the Borrower in each jurisdiction in which Holder filed statements perfecting its security interest in the assets of the Borrower in connection with the Debenture, and to take such further actions, and to execute, acknowledge, seal and deliver any and all documents or instruments necessary or appropriate to discharge any interest it has or may claim in the assets of the Borrower, and consents to the filing of this Agreement with any U.S. federal, state, or local governmental authority that Borrower deems necessary or appropriate. Holder hereby authorizes the filing of any UCC-3 termination statements necessary to terminate Holder’s security interest in the assets of the Borrower in connection with the Debenture.

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3.	This Agreement may be executed in counterparts which, taken together, shall constitute one original. This Agreement shall be governed in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the parties have executed this Discharge and Satisfaction of Indebtedness as of the date first written above.

MIX 1 LIFE, INC.		SPYGLASS CAPITAL PARTNERS, LLC

	/s/ Jerry Dellaportas		/s/ Eric Reinhard
By:	Jerry Dellaportas	By:	Eric Reinhard
Title:	Chief Executive Officer	Title:	CEO and General Manager

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ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 7.5% Senior Secured Convertible Debenture due March 10, 2017 of Mix 1 Life Inc., a Nevada corporation (the “Company”), into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of this Debenture, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:	$1.30 per share

Date to Effect Conversion:	12/19/2016

Principal Amount of Debenture to be Converted:	$710,000

Number of shares of Common Stock to be issued:	546,154

Name:	Spyglass Capital Partners, LLC

Signature:	/s/ Eric Reinhard
By:	Eric Reinhard
Title:	CEO and General Manager

Address for Delivery of Common Stock Certificates:

Spyglass Capital Partners

c/o Eric Reinhard

27 Main Street, Suite 302A

Edwards, CO 81632

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Schedule 1

CONVERSION SCHEDULE

The 7.5% Senior Secured Convertible Debentures due on March 10, 2017 in the original Principal amount of $710,000.00 is issued by Mix 1 Life Inc., a Nevada corporation. This Conversion Schedule reflects conversions made under Section 4 of the above referenced Debenture.

Dated: __________________________

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

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Schedule 2

WARRANT COVERAGE

Mix 1 Life, Inc. hereby grants warrant coverage to the 7.5% Senior Secured Convertible Debenture due March 10, 2017 of Mix 1 Life Inc., a Nevada corporation (the “Company”), on a 1:1 basis (546,154 shares) This warrant coverage will remain in effect from the date of this agreement until 3 years after the date of this agreement. The strike price for these warrants will be $1.30 per share and will convert into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The warrant holder must notify the Company in writing of their intent to exercise the warrant 30 days prior to the exercise date.

Date: 12/29/2016	By:	/s/ Jerry Dellaportas
Jerry Delaportas, CEO

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